                                                                  EXHIBIT 10.7.4


                  SIXTH AMENDMENT TO RECEIVABLES SALE AGREEMENT

      THIS SIXTH AMENDMENT (the "Amendment"), dated as of December 22, 2004, is entered into among Swift Receivables Corporation (the "Seller"), Swift Transportation Corporation (the "Collection Agent"), Amsterdam Funding Corporation, a Delaware corporation ("Amsterdam"), ABN AMRO Bank N.V., as Amsterdam's program letter of credit provider (the "Enhancer"), the Liquidity Provider listed on the signature page hereof (the "Liquidity Provider") and ABN AMRO Bank N.V., as agent for Amsterdam, the Enhancer and the Liquidity Provider (the "Agent");

                                   WITNESSETH:

      WHEREAS, the Seller, Collection Agent, Amsterdam, Enhancer, Liquidity Provider and Agent have heretofore executed and delivered a Receivables Sale Agreement dated as of December 30, 1999 (as amended, supplemented or otherwise modified through the date hereof, the "Sale Agreement"); and

      WHEREAS, the parties hereto desire to amend the Sale Agreement as provided herein;

      NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree that the Sale Agreement shall be and is hereby amended as follows:

     Section 1. The defined term "Aggregate Commitment" appearing in Schedule I to the Sale Agreement is hereby amended in its entirety and as so amended shall read as follows:

                  "Aggregate Commitment" means $255,000,000, as such amount may be reduced pursuant to Section 1.6.

     Section 2. The defined term "Liquidity Termination Date" appearing in
Schedule I to the Sale Agreement is hereby amended by deleting the date "December 22, 2004" appearing in clause (d) thereof and inserting in its place the date "December 21, 2005".

     Section 3. The defined term "Purchase Limit" appearing in Schedule I to the Sale Agreement is hereby amended in its entirety and as so amended shall read as follows:

                  "Purchase Limit" means $250,000,000.

     Section 4. The defined term "Termination Date" appearing in Schedule I to the Sale Agreement is hereby amended by deleting the date "December 22, 2004" appearing in clause (c)(ii) thereof and inserting in its place the date "December 21, 2005".

     Section 5. Schedule II to the Sale Agreement is hereby amended in its entirety and as so amended shall read as set forth on Schedule II to this Amendment.
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     Section 6. Exhibit F to the Sale Agreement is hereby amended in its entirety and as so amended shall read as set forth on Exhibit F to this Amendment.

     Section 7. This Amendment shall become effective once the Agent has received (i) counterparts hereof executed by the Seller, Collection Agent, each Purchaser and the Agent, (ii) a $50,000 non-refundable arranger fee and (iii) the acknowledgment and consent in the form set forth below duly executed and delivered by the Swift Transportation Co., Inc.

     Section 8. The Seller shall deliver to the Agent within 45 days of this Amendment an executed Lock-Box Letter from US Bank, National Association.

     Section 9. To induce the Agent and the Purchasers to enter into this Amendment, the Seller and Collection Agent represent and warrant to the Agent and the Purchasers that: (a) the representations and warranties contained in the Transaction Documents, are true and correct in all material respects as of the date hereof with the same effect as though made on the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); (b) no Potential Termination Event exists; (c) this Amendment has been duly authorized by all necessary corporate proceedings and duly executed and delivered by each of the Seller and the Collection Agent, and the Sale Agreement, as amended by this Amendment, and each of the other Transaction Documents are the legal, valid and binding obligations of the Seller and the Collection Agent, enforceable against the Seller and the Collection Agent in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity; and (d) no consent, approval, authorization, order, registration or qualification with any governmental authority is required for, and in the absence of which would adversely effect, the legal and valid execution and delivery or performance by the Seller or the Collection Agent of this Amendment or the performance by the Seller or the Collection Agent of the Sale Agreement, as amended by this Amendment, or any other Transaction Document to which they are a party.

    Section 10. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

    Section 11. Except as specifically provided above, the Sale Agreement and the other Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution, delivery, and effectiveness of this Amendment shall not operate as a waiver of any right, power, or remedy of any Agent or any Purchaser under the Sale Agreement or any of the other Transaction Documents, nor constitute a waiver or modification of any provision of any of the other Transaction Documents. All defined terms used herein and not defined herein shall have the same meaning herein as in the Sale Agreement. The Seller agrees to pay on demand all costs and expenses (including reasonable fees and expenses of counsel) of or incurred by the Agent and each Purchaser Agent in connection with the negotiation, preparation, execution and delivery of this Amendment.


                                      -2-
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    Section 12. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of Illinois.


                                      -3-
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      IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

                                       ABN AMRO BANK N.V., as the Agent, as the
                                         Liquidity Provider and as the Enhancer



                                       By:    /s/ Kevin G. Pilz
                                              --------------------------------
                                       Title: Vice President
                                              --------------------------------



                                       By:    /s/ Thomas J. Educate
                                              --------------------------------
                                       Title: SVP
                                              --------------------------------


                                       AMSTERDAM FUNDING CORPORATION



                                       By:    /s/ Bernard J. Angelo
                                              --------------------------------
                                       Title: Vice President
                                              --------------------------------

                                       SWIFT RECEIVABLES CORPORATION



                                       By:    /s/ William F. Riley
                                              --------------------------------
                                       Title: Vice President
                                              --------------------------------


                                       SWIFT TRANSPORTATION CORPORATION



                                       By:    /s/ William F. Riley
                                              --------------------------------
                                       Title: Senior Executive VP
                                              --------------------------------

                     GUARANTOR'S ACKNOWLEDGMENT AND CONSENT

      The undersigned, Swift Transportation Co., Inc., has heretofore executed and delivered the Limited Guaranty dated as of December 30, 1999 (the "Guaranty") and hereby consents to the Sixth Amendment to the Sale Agreement as set forth above and confirms that the Guaranty and all of the undersigned's obligations thereunder remain in full force and effect. The undersigned further agrees that the consent of the undersigned to any further amendments to the Sale Agreement shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the Guaranty referred to above.

                                       SWIFT TRANSPORTATION CO., INC.


                                       By:    /s/ William F. Riley
                                              --------------------------------
                                       Title: Senior Executive VP
                                              --------------------------------
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                                   SCHEDULE II

           LIQUIDITY PROVIDERS AND COMMITMENTS OF COMMITTED PURCHASERS

NAME OF LIQUIDITY PROVIDER                             COMMITMENT

ABN AMRO Bank N.V.                                    $229,500,000

NAME OF ENHANCER                                       COMMITMENT

ABN AMRO Bank N.V.                                     $25,500,000
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                                    EXHIBIT F

                          LOCK BOXES AND LOCK-BOX BANKS

            BANK                   LOCK-BOX NUMBER          COLLECTION ACCOUNT

US Bank, National Association       153655310032             ________________


        Bank One, NA                   70406                    55-92771